EXHIBIT 10.65

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

DE-NE0000530
Amendment 010

AMENDMENT NO. 010
TO
COOPERATIVE AGREEMENT DE-NE0000530 BETWEEN
DEPARTMENT OF ENERGY (“DOE”),
USEC INC. (“USEC”),
AND
AMERICAN CENTRIFUGE DEMONSTRATION, LLC (“ACD”)
(collectively, the “Agreement”)

1.	Line 2 of the Opening Page: Amendment No. is changed from 009 to 010.

2.	Line 4 of the Opening Page: End date for Budget Period 2 is changed from December 31, 2013 to January 15, 2014.

3.	Line 5 of the Opening Page: End date for Project Period is changed from December 31, 2013 to January 15, 2014.

4.	Line 9 of the Opening Page is deleted in its entirety and replaced with the following:

Funds Obligated This Action: $15,668,297.80

5.	Line 10 of the Opening Page is deleted in its entirety and replaced with the following:

Funds Obligated Prior Actions: $241,281,422 (comprised of $87,670,184 equal to up to 39,200 MT DUF6 accepted by DOE (original agreement), plus $45,720,000 funding provided by DOE under GFY 2013 continuing resolution (Amendment No. 001) plus $44,378,055 in agreed to value equal to ***** SWU transferred to USEC Inc. as the SWU Component of ***** KgU Enriched Uranium Product (EUP) via EUP Transfer** (Amendment 003), plus $20,000,000 (Amendment 005), plus $29,913,183 (Amendment 006), plus $13,600,000 (Amendment 009)).

**EUP Transfer is defined in Attachment H - EUP Transfer Provisions.

6.	Line 11 of the Opening Page is deleted in its entirety and replaced with the following:
Total Government Funds Obligated: $256,949,719.80 (comprised of $87,670,184 equal to up to 39,200 MT DUF6 accepted by DOE (original agreement), plus $45,720,000 funding provided by DOE under GFY 2013 continuing resolution (Amendment No. 001), plus $44,378,055 equal to ***** SWU as the SWU Component of ***** KgU EUP transferred to USEC Inc. (Amendment No. 003), plus $20,000,000 (Amendment 005), plus $29,913,183 (Amendment 006), plus $13,600,000 (Amendment 009), plus $15,668,297.80 (Amendment 010)).

7.	Section 8.01 of the Agreement is deleted in its entirety and replaced with the following:
8.01: The maximum amount of liability assumed from the Recipient by DOE, which is made available through DOE assumption of Depleted Uranium Hexafluoride (DUF6) title and liability, shall be as set forth in the table below. For each of the periods set forth below, the Recipient is prohibited from incurring costs for which DOE reimbursement will be sought in excess of the following amounts; provided, however, that unutilized funds made available in any period may be made available to reimburse costs incurred in any subsequent period at DOE’s discretion.

Award Period	DOE Method of Cost Share	Maximum DOE Incremental Amount of Cost Share Dollars
Budget Period 1 Funding Period 1 6/1/12-7/31/12	DOE assumption of 11,813 MT of DUF6 liability -	$26,410,272 (in the form of DUF6 liability assumed by DOE)
Budget Period 1 Funding Period 2 8/1/12-11/30/12	DOE assumption of up to 27,387 MT of DUF6 liability	$61,259,912 (in the form of DUF6 liability assumed by DOE)
Total for Budget Period 1	DOE assumption of up to 39,200 MT of DUF6 liability	$87,670,184 (in the form of DUF6 liability assumed by DOE)
Budget Period 2 Funding Period 1 12/1/12-3/12/13	Appropriated Funding	$45,720,000
Budget Period 2 Funding Period 2 3/13/13-6/15/13
DOE transfer to USEC Inc. of ***** KgU EUP containing ***** SWU as the SWU Component and approximately 408,833.614 KgU as the Feed Component with Recipient to return approximately 408,833.614 KgU Feed Component to DOE as set forth in Attachment H.
		$44,378,055 (agreed value of ***** SWU transferred as a component of the EUP transferred to USEC Inc.)
Budget Period 2 Funding Period 3 6/16/13-7/31/13 Estimated Government Cost Share	Appropriated Funding	$20,000,000
Budget Period 2 Funding Period 4 8/1/13-11/1/13 Estimated Government Cost Share	Appropriated Funding	$29,913,183
Budget Period 2 Funding Period 5 11/2/13-01/15/14 Estimated Government Cost Share	Appropriated Funding	$29,268,297.80
Total Estimated Government Cost Share for Budget Period 2		$169,279,535.80

Budget Period 1 is divided into two funding periods. DOE will accept title to DUF6 for the initial period (6/1/12-7/31/12) after award of this Agreement to allow the Recipient to begin work on approved activities. Upon satisfying the conditions set forth in this Article 8.01 below, the Contracting Officer will issue written authorization allowing the Recipient to incur costs during the remainder of Budget Period 1 and DOE shall assume the remainder of the DUF6 liability to be assumed for Budget Period 1. As of the execution date of Amendment No. 001, the Parties acknowledge and agree that the Contracting Officer issued the necessary written authorization required by the preceding sentence on 7/31/12. DOE cost share for Budget Period 1 will be fulfilled through DOE’s assuming title and liability for up to 39,200 MT of Depleted Uranium Hexafluoride (DUF6), which the parties agree will be treated as the Government providing $87,670,184 in cost share contributions (80% of the total estimated cost of the agreement for Budget Period 1).

Among other requirements set forth elsewhere in this Agreement, DOE will not assume liability from the Recipient incurred beyond 7/31/12 unless (a) the Equipment Contract (Contract No. DE-NE0000488) has been executed and title to the Transferred Property (as defined therein) has been transferred to DOE and (b) the Recipient provides a revised application for financial assistance under this award to DOE no later than 7/24/12 that includes: (1) cost, schedule, Performance Indicator/Milestone detailed estimate (to Work Breakdown Structure level 3) for the Project; (2) a report detailing ACD’s efforts to implement a governance structure demonstrating capability to provide overall management of the project (see Article 6.02) and demonstrating that the ACD has submitted to the Nuclear Regulatory Commission (NRC) a complete package requesting a Foreign Ownership, Control or Influence (FOCI) determination in a form acceptable to the NRC; and (3) a revised Attachment B that includes proposed Technical Milestone dates. As of the execution date of Amendment No. 001, the Parties acknowledge and agree that Recipient has met the requirement in the preceding sentence.

DOE will not issue written authorization permitting incurrence of costs under this Agreement during Budget Period 2 unless the Recipient submits the following to DOE no later than 9/21/12: (1) documentation evidencing the existence of ACD with, subject to obtaining necessary regulatory approvals, the governance structure referenced in Article 6.02; and (2) revised cost, schedule, Performance Indicator/Milestone detailed estimate (to Work Breakdown Structure level 3) for the American Centrifuge Cascade Demonstration Test Program. Execution of this Amendment No. 001 acknowledges that the requirements of the preceding sentence have been met and written authorization to incur costs under this Agreement during Budget Period 2 was provided by the Contracting Officer.

Budget Period 2 is divided into multiple funding periods. For Budget Period 2, Funding Period 1, DOE has provided up to $45,720,000 for the Government Cost Share. For Budget Period 2, Funding Period 2 (3/13/13-6/15/13), DOE has provided $44,378,055 in Government Cost Share (80% of the total estimated cost of the agreement for Budget Period 2, Funding Period 2). This Cost Share was met via the agreed upon value of the SWU Component (***** SWU) of the EUP transferred to USEC Inc. in accordance with the provisions of Attachment H. For Budget Period 2, Funding Period 3, DOE provided $20,000,000 for the Government Cost Share. For Budget Period 2, Funding Period 4, DOE provided $29,913,183 for the Government Cost Share. For Budget Period 2, Funding Period 5, DOE is providing $13,600,000 via Amendment No. 009, and $15,668,297.80 via Amendment 010.

At DOE’s discretion, and subject to requirements elsewhere in this agreement and the availability of appropriations or other sources of consideration, DOE may provide funding for future funding periods through further amendment(s) of this Agreement. DOE will not authorize continuation of the Project or provide Cost Share funding to reimburse costs incurred by the Recipient under this Agreement for future funding periods unless the Recipient has successfully met all milestones and provided to DOE all deliverables scheduled for performance or delivery before the end of Budget Period 2 Funding Period 5 as set forth in Attachment B Project Scope - Amendment #2 and demonstrates to DOE’s satisfaction evidence of sufficient progress toward Recipient’s ability to successfully meet the milestones scheduled to be completed during future funding periods. In the event DOE provides Additional Funding (above the “Current Funding” provided by Amendment No. 010 to this Agreement), DOE and Recipient shall amend this Agreement to reflect such Additional Funding.

DOE will not assume liability or otherwise reimburse costs incurred by the Recipient under this Agreement above the Current Funding without first issuing written authorization permitting the Recipient to incur costs under this Agreement above the Current Funding. Notwithstanding the above, there is no requirement for written authorization permitting the Recipient to incur costs under this Agreement constituting the Government Cost Share up to the Total Government Funds Obligated.

In addition to other available remedies, in the event the conditions in this Section 8.01 for the continued funding of the program are not met, the Contracting Officer may suspend or terminate this award without recourse through corrective action by Recipient. In the case of such a suspension or termination, costs shall be addressed as set forth in 10 CFR § 600.24.

8.	In accordance with Section 8.01 of the Agreement, the Recipient is authorized to expend unutilized funds from the previous Funding Period until the end of the Project Period.

9.	All other terms and conditions of the Agreement remain the same.

/s/ Karen S. Shears                    /s/ Philip G. Sewell
Karen S. Shears                        Philip G. Sewell
Contracting Officer                    Senior Vice President
U.S. Department of Energy                USEC Inc.

11/20/13                        11/20/13
Date                            Date

/s/ Paul Sullivan
Paul Sullivan
Project Manager
American Centrifuge Demonstration, LLC

11/20/2013
Date